SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                May 18, 2000

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                          WERNER ENTERPRISES, INC.
           (Exact name of registrant as specified in its charter)


     NEBRASKA                        0-14690                       47-0648386
(State or other jurisdiction of   (Commission File              (IRS Employer
incorporation or organization)       Number)              Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                      68145                      (402)895-6640
(Address of principal             (Zip Code)  (Registrant's telephone number)
   executive offices)


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ITEM 5.   OTHER EVENTS.

     On May 18, 2000, the registrant issued a news release announcing that continued high fuel prices and a weak market for the sale of used trucks are affecting earnings. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     Exhibit 99.1   News release issued on May 18, 2000.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      May 19, 2000                 By:  /s/ John J. Steele
      ---------------------------            ------------------------------
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      May 19, 2000                 By:  /s/ James L. Johnson
      ---------------------------            ------------------------------
                                             James L. Johnson
                                             Corporate Secretary and
                                               Controller